CREDIT SUISSE [LOGO]


      CREDIT SUISSE FUNDS
      Prospectus


      CLASS A, B AND C SHARES


      February 28, 2006


           o  CREDIT SUISSE
              HIGH INCOME FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS ..............................................................     4
   Goal and Principal Strategies ........................................     4
   A Word About Risk ....................................................     4
   Investor Profile .....................................................     5

PERFORMANCE SUMMARY .....................................................     6
   Year-by-Year Total Returns ...........................................     6
   Average Annual Total Returns .........................................     7

INVESTOR EXPENSES .......................................................     8
   Fees and Fund Expenses ...............................................     8
   Example ..............................................................     9

THE FUND IN DETAIL ......................................................    10
   The Management Firm ..................................................    10
   Fund Information Key .................................................    10
   Goal and Strategies ..................................................    11
   Portfolio Investments ................................................    12
   Risk Factors .........................................................    12
   Portfolio Management .................................................    13
   Financial Highlights .................................................    14

MORE ABOUT RISK .........................................................    17
   Introduction .........................................................    17
   Types of Investment Risk .............................................    17
   Certain Investment Practices .........................................    19

MEET THE MANAGERS .......................................................    21

MORE ABOUT YOUR FUND ....................................................    22
   Share Valuation ......................................................    22
   Distributions ........................................................    23
   Taxes ................................................................    23
   Statements and Reports ...............................................    24

CHOOSING A CLASS OF SHARES ..............................................    25

BUYING AND SELLING SHARES ...............................................    27

SHAREHOLDER SERVICES ....................................................    29

OTHER POLICIES ..........................................................    30

OTHER SHAREHOLDER INFORMATION ...........................................    32

OTHER INFORMATION .......................................................    39
   About the Distributor ................................................    39

FOR MORE INFORMATION ..............................................  back cover


          THE FUND IS A SERIES OF THE CREDIT SUISSE OPPORTUNITY FUNDS.

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
GOAL               PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------
High current       o  Invests at least 80% of its net     o  Credit risk
income and,           assets, plus any borrowing for
secondarily,          investment purposes, in high        o  Foreign securities
capital               yield, fixed income securities         risk
appreciation
                   o  Invests primarily in a              o  Interest-rate risk
                      diversified portfolio of high
                      risk fixed income securities        o  Market risk
                      (junk bonds) including:

                      o  convertible and
                         non-convertible
                         debt securities

                      o  preferred stock

                   o  May invest up to 30% of its
                      assets in securities of non-U.S.
                      issuers

                   o  Seeks to moderate risk by
                      investing among a variety of
                      industry sectors

                   o  Portfolio selection based on
                      analysis of individual issuers
                      and the general business
                      conditions affecting them
--------------------------------------------------------------------------------

        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES RISK

      A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

      Changes in interest rates may cause a decline in market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are seeking investment income

o     are willing to accept risk and volatility

o     want to diversify their portfolios with fixed income funds

      IT MAY NOT BE APPROPRIATE IF YOU:

o     are investing for maximum return over a long time horizon

o     require stability of principal

      You should base your investment decision on your own goals, risk preferences and time horizon.

      BECAUSE THE FUND INVOLVES A HIGHER LEVEL OF RISK, YOU SHOULD CONSIDER IT ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how the performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR GRAPH]


--------------------------------------------------------------------------------
YEAR ENDED 12/31:                    2000    2001   2002    2003    2004   2005
--------------------------------------------------------------------------------
Best quarter: 7.33% (Q4 01)         -5.00%   6.48%  1.68%  22.45%  11.40%  2.03%
Worst quarter: -5.54% (Q3 01)
Inception date (Class A): 3/8/99
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
     PERIOD ENDED                   ONE YEAR   FIVE YEARS   LIFE OF   INCEPTION
       12/31/05:                      2005      2001-2005    CLASS      DATE
--------------------------------------------------------------------------------
CLASS A RETURN BEFORE TAXES          -2.78%        7.50%      5.50%    3/8/99
--------------------------------------------------------------------------------
CLASS A RETURN AFTER TAXES
ON DISTRIBUTIONS                     -5.86%        3.90%      1.86%
--------------------------------------------------------------------------------
CLASS A RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                  -1.31%        4.26%      2.43%
--------------------------------------------------------------------------------
CLASS B RETURN BEFORE TAXES          -2.46%        7.69%      5.41%    3/8/99
--------------------------------------------------------------------------------
CLASS C RETURN BEFORE TAXES           0.29%        7.71%      5.61%    2/28/00
--------------------------------------------------------------------------------
MERRILL LYNCH US HIGH YIELD
MASTER II CONSTRAINED INDEX1
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)              2.78%        8.67%      7.01%2
--------------------------------------------------------------------------------
CITIGROUP HIGH-YIELD MARKET INDEX1
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                    2.07%        8.93%      5.72%
--------------------------------------------------------------------------------
LIPPER HIGH YIELD BOND FUNDS INDEX3
(REFLECTS NO DEDUCTION FOR TAXES)     3.00%        6.76%      3.84%
--------------------------------------------------------------------------------

1 Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. Investors cannot invest directly in an index. In order to ensure that the index the fund is benchmarked against is best aligned with the fund's emphasis on diversification and risk management, this index replaces the Citigroup High Yield Market Index, a broad-based unmanaged index of high yield securities that is compiled by Citigroup Global Markets Inc.

2    Performance from August 1, 2000.

3 The Lipper High-Yield Bond Funds Index is an equal-weighted performance index, adjusted for capital-gained distributions and income dividends, of the largest qualifying funds classified by Lipper Inc. as investing primarily in high yield debt securities. It is compiled by Lipper Inc. Lipper Indexes are net of fees and expenses. Investors cannot invest directly in an index.


                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
                                            CLASS A     CLASS B 2     CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
   (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price) 1                                       4.75% 1     NONE        NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of original purchase
price or redemption proceeds, as
applicable)                                    NONE          4.00% 3     1.00% 4
--------------------------------------------------------------------------------
Maximum sales charge (load) on
reinvested distributions (as a
percentage of offering price)                  NONE          NONE        NONE
--------------------------------------------------------------------------------
Redemption fees                                NONE          NONE        NONE
--------------------------------------------------------------------------------
Exchange fees                                  NONE          NONE        NONE
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                 0.59%         0.59%       0.59%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee           0.25%         1.00%       1.00%
--------------------------------------------------------------------------------
Other expenses                                 0.36%         0.36%       0.36%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*          1.20%         1.95%       1.95%
--------------------------------------------------------------------------------


1 The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

2 Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

3 4% during the first year decreasing 1% annually to 0% after the fourth year.

4     1% during the first year.


* Expected fees and expenses for the fiscal year ending October 31, 2006 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be reduced or discontinued at any time:

EXPENSES AFTER WAIVERS AND REIMBURSEMENTS   CLASS A     CLASS B       CLASS C

Management fee                               0.49%        0.49%        0.49%
Distribution and service (12b-1) fee         0.25%        1.00%        1.00%
Other expenses                               0.36%        0.36%        0.36%
                                             ----         ----         ----
NET ANNUAL FUND OPERATING EXPENSES           1.10%        1.85%        1.85%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                                        ONE        THREE       FIVE        TEN
                                        YEAR       YEARS      YEARS       YEARS
--------------------------------------------------------------------------------
CLASS A
(with or without redemption)            $591        $838      $1,103      $1,860
--------------------------------------------------------------------------------
CLASS B
(redemption at end of period)           $598        $812      $1,052      $2,080
--------------------------------------------------------------------------------
CLASS B
(no redemption)                         $198        $612      $1,052      $2,080
--------------------------------------------------------------------------------
CLASS C
(redemption at end of period)           $298        $612      $1,052      $2,275
--------------------------------------------------------------------------------
CLASS C (no redemption)                 $198        $612      $1,052      $2,275
--------------------------------------------------------------------------------

                             THE FUND IN DETAIL

        THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategy


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      For the 2005 fiscal year, the fund paid Credit Suisse 0.49% of its average net assets for advisory services.

      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the fund is available in the fund's SEMIANNUAL REPORT to shareholders, dated April 30, 2005.


        FUND INFORMATION KEY

      A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income-tax liability.

      The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.

        GOAL AND STRATEGIES


      The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Services ("Moody's") and BB or lower by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junk bonds." The fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.


      In choosing securities, the portfolio managers:

o continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

o     analyze business conditions affecting investments, including

      o     changes in economic activity and interest rates

      o     availability of new investment opportunities

      o     economic outlook for specific industries

o seek to moderate risk by investing among a variety of industry sectors and issuers

      The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

      The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's 80% investment policies may be changed by the Board of Trustees on 60 days' notice to shareholders.

        PORTFOLIO INVESTMENTS

      The securities in which the fund invests are:

o     corporate bonds and notes

o     convertible bonds and preferred stocks

o equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

      The fund may invest:

o     without limit in junk bonds, including their unrated equivalents

o     up to 30% of assets in securities of non-U.S. issuers

      To a limited extent the fund may also engage in other investment practices.

        RISK FACTORS

      The fund's principal risk factors are:

o     credit risk

o     foreign securities risk

o     interest-rate risk

o     market risk

      The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, markets in lower-rated bonds may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

      Bonds rated below investment grade generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."


      Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high yield, high risk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in bonds rated below investment grade involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio managers' analysis than would be the case if the fund were investing in higher-quality bonds.

      To the extent that the fund invests in foreign securities and securities of startup and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT


      The Credit Suisse High Yield Management Team is responsible for the day-to-day portfolio management of the fund. The current team members are Michael E. Gray, Martha Metcalf and Wing Chan. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below are related to the fund's Class A, Class B and Class C shares and have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.


                                     CLASS A




------------------------------------------------------------------------------------------------------
CLASS A
YEAR ENDED:                                   10/05        10/04        10/03       10/02       10/01
------------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $    8.55    $    8.29    $    7.21    $   7.98    $   8.73
======================================================================================================
INVESTMENT OPERATIONS

Net investment income                          0.65 1       0.69         0.73        0.72 1      0.86

Net gain (loss) on investments
 (both realized and unrealized)               (0.42)        0.27         1.05       (0.74)      (0.75)
------------------------------------------------------------------------------------------------------
      Total from investment operations         0.23         0.96         1.78       (0.02)       0.11
------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income          (0.68)       (0.70)       (0.70)      (0.75)      (0.86)

Distributions from net realized gains         (0.13)          --           --          --          --
------------------------------------------------------------------------------------------------------
      Total dividends and distributions       (0.81)       (0.70)       (0.70)      (0.75)      (0.86)
------------------------------------------------------------------------------------------------------
Net asset value, end of year              $    7.97    $    8.55    $    8.29    $   7.21    $   7.98
======================================================================================================
      Total return 2                           2.75%       12.09%       25.44%      (0.56)%      1.13%
------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)    $  71,651    $ 131,699    $ 134,123    $  9,390    $  8,952

Ratio of expenses to average net assets        1.10%        1.10%        1.10%       1.10%       1.10%

Ratio of net investment income to
average net assets                             7.85%        8.21%        8.58%       9.16%      10.01%

Decrease reflected in above operating
  expense ratios due to
  waivers/reimbursements                       0.10%        0.05%        0.14%       1.97%       1.30%

Portfolio turnover rate                          38%          16%          20%         86%         41%
------------------------------------------------------------------------------------------------------



1 Per share information is calculated using the average shares outstanding method.


2 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

                              FINANCIAL HIGHLIGHTS

                                     CLASS B




------------------------------------------------------------------------------------------------------
CLASS B
YEAR ENDED:                                   10/05        10/04        10/03       10/02       10/01
------------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $    8.52    $    8.27    $    7.19    $   7.96    $   8.73
======================================================================================================
INVESTMENT OPERATIONS

Net investment income                          0.59 1       0.63         0.65        0.65 1      0.80

Net gain (loss) on investments
  (both realized and unrealized)              (0.42)        0.26         1.07       (0.73)      (0.77)
------------------------------------------------------------------------------------------------------
    Total from investment operations           0.17         0.89         1.72       (0.08)       0.03
------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income          (0.61)       (0.64)       (0.64)      (0.69)      (0.80)

Distributions from net realized gains         (0.13)          --           --          --          --
------------------------------------------------------------------------------------------------------
    Total dividends and distributions         (0.74)       (0.64)       (0.64)      (0.69)      (0.80)
------------------------------------------------------------------------------------------------------
Net asset value, end of year              $    7.95    $    8.52    $    8.27    $   7.19    $   7.96
======================================================================================================
Total return 2                                 1.91%       11.13%       24.55%      (1.36)%      0.14%
------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)    $  29,992    $  43,077    $  42,536    $  2,860    $  1,667

Ratio of expenses to average net assets        1.85%        1.85%        1.85%       1.85%       1.85%

Ratio of net investment income to
  average net assets                           7.10%        7.46%        7.87%       8.35%       9.22%

Decrease reflected in above operating
  expense ratios due to
  waivers/reimbursements                       0.10%        0.05%        0.14%       1.97%       1.35%

Portfolio turnover rate                          38%          16%          20%         86%         41%
------------------------------------------------------------------------------------------------------



1 Per share information is calculated using the average shares outstanding method.


2 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

                              FINANCIAL HIGHLIGHTS

                                     CLASS C





------------------------------------------------------------------------------------------------------
CLASS C
YEAR ENDED:                                   10/05        10/04        10/03       10/02       10/01
------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $    8.54    $    8.28    $    7.20    $   7.96    $   8.73
======================================================================================================
INVESTMENT OPERATIONS

Net investment income                          0.59 1       0.63         0.64        0.61 1      0.80

Net gain (loss) on investments
  (both realized and unrealized)              (0.42)        0.27         1.08       (0.68)      (0.77)
------------------------------------------------------------------------------------------------------
    Total from investment operations           0.17         0.90         1.72       (0.07)       0.03
------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income          (0.62)       (0.64)       (0.64)      (0.69)      (0.80)

Distributions from net realized gains         (0.13)          --           --          --          --
------------------------------------------------------------------------------------------------------
    Total dividends and distributions         (0.75)       (0.64)       (0.64)      (0.69)      (0.80)
------------------------------------------------------------------------------------------------------
Net asset value, end of year              $    7.96    $    8.54    $    8.28    $   7.20    $   7.96
======================================================================================================
    Total return 2                             1.91%       11.26%       24.54%      (1.22)%      0.14%
------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)    $  52,454    $  92,967    $  94,255    $  6,545    $    623

Ratio of expenses to average net assets        1.85%        1.85%        1.85%       1.85%       1.85%

Ratio of net investment income to
  average net assets                           7.10%        7.46%        7.86%       8.03%       9.18%

Decrease reflected in above operating
  expense ratios due to
  waivers/reimbursements                       0.10%        0.05%        0.14%       2.61%       1.75%

Portfolio turnover rate                          38%          16%          20%         86%         41%
------------------------------------------------------------------------------------------------------


1 Per share information is calculated using the average shares outstanding method.

2 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charges. Had certain expenses not been reduced during the years shown, total returns would have been lower.

                                 MORE ABOUT RISK

        INTRODUCTION

      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTORS

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      FOREIGN SECURITIES RISK A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

OTHER RISK FACTORS


      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.


      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.


o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.


      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.


      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent

--    Not permitted


--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or
for other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.    33 1/3%
--------------------------------------------------------------------------------
DISTRESSED SECURITIES A security of a company undergoing or expected to undergo bankruptcy or restructuring in an effort to avoid insolvency. CREDIT, INFORMATION, INTEREST RATE, LIQUIDITY, MARKET,
VALUATION, SPECULATIVE EXPOSURE RISKS.                                       20%
--------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                    [ ]
--------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                     30%
--------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating services, and unrated securities of comparable quality.
CREDIT, INTEREST-RATE, MARKET RISKS.                                        [ ]
--------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT
RISKS.                                                                      [ ]
--------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard
& Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.             [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private
placements. LIQUIDITY, MARKET, VALUATION RISKS.                              15%
--------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or
bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET RISKS.   33 1/3%
--------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                         [ ]
--------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if
necessary. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                   [ ]
--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its
goal.                                                                       [ ]
--------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change
before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.             [ ]
--------------------------------------------------------------------------------

                                MEET THE MANAGERS


The Credit Suisse High Yield Management Team is responsible for the day-to-day portfolio management of the fund. The current team members are Michael E. Gray, Martha Metcalf and Wing Chan.

Martha Metcalf is the lead manager for the fund and oversees the fund's overall industry, credit, duration, yield curve positioning and security selection. Michael E. Gray oversees all credit research globally and focuses on macro and credit trends. Wing Chan focuses on the fund's industry and issuer allocations.

MICHAEL E. GRAY, Managing Director, is global head of credit research and has been a team member since December 2004. He joined Credit Suisse in 2004 from Deutsche Asset Management, where from 2002 until 2004 he was a Managing Director, head of US credit research and a fixed income portfolio manager. In 1999 he joined UBS as an Executive Director and head of European credit research in London. While at UBS, he was among the top-ranked European fixed income analysts in 2002 as cited by Credit magazine and the Euromoney investor poll. Prior to his tenure at UBS, Mr. Gray was an investment-grade fixed income analyst and portfolio manager at MFS Investment Management, and a senior securities analyst at Conseco Capital Management. He began his career as a bank regulator at the Commonwealth of Massachusetts's Division of Banks, and later served as Vice President and Treasurer of Salem Cooperative Bank in New Hampshire. Mr. Gray holds a B.A. in English from Tufts University. He is a CFA charterholder.

MARTHA METCALF, Managing Director, is the head of the US High Yield Management Team and has been a team member since 2005. Ms. Metcalf joined Credit Suisse in 2005 from Invesco, where she was a Managing Director and Portfolio Manager of Global High Yield bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios. Prior to joining Invesco in 2000, she served for over ten years at JP Morgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate Bonds. Ms. Metcalf has a BA from Mount Holyoke College and is a CFA Charterholder.

WING CHAN, Vice President, has been a member of the High Yield Management Team since 2005. Ms. Chan joined Credit Suisse in 2005 from Invesco where she was an Associate Portfolio Manager in the High Yield group. Prior to joining Invesco in 2002, Ms. Chan began her career in 1999 at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology and is a CFA Charterholder.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.


            Job titles indicate position with the investment adviser.

                       MORE ABOUT YOUR FUND

        SHARE VALUATION


      The net asset value ("NAV") of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.


      The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.


      The fund declares dividend distributions daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

      Distributions may be reinvested in additional shares without any initial or deferred sales charge.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your financial representative or by calling 1-800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

        TAXES


      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

        STATEMENTS AND REPORTS


      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, PROSPECTUSES OR proxy statements, please contact your financial representative or call 1-800-927-2874.

      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

                           CHOOSING A CLASS OF SHARES

      This PROSPECTUS offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

o Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

o Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

o Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long term

o Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

      We describe Class A, B and C shares in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C shares.

--------------------------------------------------------------------------------
                                 MAIN FEATURES
--------------------------------------------------------------------------------
CLASS A   o  Initial sales charge of up to 4.75%

          o  Lower sales charge for large purchases

          o No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

          o  Lower annual expenses than Class B or C because of lower 12b-1 fee

--------------------------------------------------------------------------------
CLASS B   o  No initial sales charge

          o Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase

          o  Deferred sales charge declining to zero after 4 years

          o Higher annual expenses than Class A shares because of higher 12b-1 fee

          o Automatic conversion to Class A shares after 8 years, reducing future annual expenses

--------------------------------------------------------------------------------
CLASS C   o  No initial sales charge

          o Deferred sales charge of 1.00% if you sell shares during the first year of purchase

          o Higher annual expenses than Class A shares because of higher 12b-1 fee

          o  No conversion to Class A shares, so annual expenses remain higher

--------------------------------------------------------------------------------

      More information about the fund's classes of shares is available through Credit Suisse's website. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

o     the front-end sales charges that apply to the purchase of Class A shares

o     the deferred sales charges that apply to the redemption of Class C shares

o     who qualifies for lower sales charges on Class A shares

o     who qualifies for a sales load waiver

      Go to www.credit-suisse.com/us and click on "Breakpoint Discounts." You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

                            BUYING AND SELLING SHARES

        OPENING AN ACCOUNT

      You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

        BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS). The fund reserves the right to reject any purchase order.


      The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.


      The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.


      You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.


      Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days' notice, the fund reserves the right to close the account and mail you the proceeds. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases. The fund also reserves the right, if it raises the minimum account balance, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

        EXCHANGING SHARES

      You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.


      The fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.


      FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL 1-800-927-2874.

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND SALES OF FUND SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").


      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.


      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      The fund reserves the right to:

o     charge a wire-redemption fee

o make a "redemption in kind"-- payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the U.S. Securities and Exchange Commission (SEC) permits)


o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

        CLASSES OF SHARES AND SALES CHARGES

      Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

        CLASS A SHARES

OFFERING PRICE

      The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE - CLASS A



--------------------------------------------------------------------------------------------------
                                                                              COMMISSION TO
                                       AS A % OF         AS A % OF       FINANCIAL REPRESENTATIVE
        AMOUNT PURCHASED            AMOUNT INVESTED    OFFERING PRICE    AS A % OF OFFERING PRICE
--------------------------------------------------------------------------------------------------
Less than $50,000                        4.99%             4.75%                   4.25%
--------------------------------------------------------------------------------------------------
$50,000 to less than $100,000            4.71%             4.50%                   4.00%
--------------------------------------------------------------------------------------------------
$100,000 to less than $250,000           3.63%             3.50%                   3.25%
--------------------------------------------------------------------------------------------------
$250,000 to less than $500,000           2.56%             2.50%                   2.25%
--------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000         2.04%             2.00%                   1.75%
--------------------------------------------------------------------------------------------------
$1,000,000 or more                        0*                  0                    1.00%**
--------------------------------------------------------------------------------------------------


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").


** The distributor may pay a financial representative a fee as follows: up to 1.00% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.


      The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1. INDIVIDUALS AND MEMBERS OF THEIR IMMEDIATE FAMILIES: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. CONTROLLED COMPANIES: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. RELATED TRUSTS: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4. UGMA ACCOUNTS: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

      IF YOU QUALIFY FOR REDUCED SALES CHARGES BASED ON PURCHASES YOU ARE MAKING AT THE SAME TIME IN MORE THAN ONE TYPE OF ACCOUNT LISTED ABOVE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

      ALL ACCOUNTS HELD BY ANY "PURCHASER" WILL BE COMBINED FOR PURPOSES OF QUALIFYING FOR REDUCED SALES CHARGES UNDER THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES PRIVILEGES, WHICH ARE DISCUSSED IN MORE DETAIL BELOW. YOUR FINANCIAL REPRESENTATIVE MAY NOT KNOW ABOUT ALL YOUR ACCOUNTS THAT OWN SHARES OF THE CREDIT SUISSE FUNDS. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, SUCH AS SHARES HELD IN AN IRA, SHARES HELD BY A MEMBER OF YOUR IMMEDIATE FAMILY OR SHARES HELD IN AN ACCOUNT AT A BROKER-DEALER OR FINANCIAL INTERMEDIARY OTHER THAN THE FINANCIAL REPRESENTATIVE HANDLING YOUR CURRENT PURCHASE. FOR MORE INFORMATION ABOUT QUALIFYING FOR REDUCED SALES CHARGES, CONSULT YOUR FINANCIAL INTERMEDIARY, WHICH MAY REQUIRE THAT YOU PROVIDE DOCUMENTATION CONCERNING RELATED ACCOUNTS.

      From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares they are servicing.

      THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:


1.    investment advisory clients of Credit Suisse;

2. officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of the Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

3. an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA self- employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

4. shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) by broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker- dealers perform advisory, custodial, record keeping or other services;

5. shares purchased for 401 (k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer, and pension plans;

6.    Class B shares that are automatically converted to Class A shares;

7. Class A shares acquired when dividends and distributions are reinvested in the fund; and

8. Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

      IF YOU QUALIFY FOR A WAIVER OF THE SALES CHARGE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

      REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

      LETTER OF INTENT. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.


      RIGHT OF ACCUMULATION. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


      The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

      CONCURRENT PURCHASES. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

      REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

      CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.


      The Limited CDSC also applies to redemptions of shares of other funds into which such class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's PROSPECTUS. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

      The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

o     the NAV at the time of purchase of the Class A shares being redeemed; or

o     the NAV of such Class A shares at the time of redemption.


      For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.


        CLASS B SHARES

      You may choose to purchase Class B shares at the fund's NAV, although such shares may be subject to a CDSC if you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

      When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current NAV or the original purchase price of the shares identified for redemption.

---------------------------------------
YEAR AFTER PURCHASE     CDSC PERCENTAGE
---------------------------------------
        1st                   4%
---------------------------------------
        2nd                   3%
---------------------------------------
        3rd                   2%
---------------------------------------
        4th                   1%
---------------------------------------
 After 4th year              None
---------------------------------------

      Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

      THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

1. shares received pursuant to the exchange privilege which are currently exempt from a CDSC;


2. redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code"));


3. redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semiannual or annual basis are not eligible for the waiver;

4. redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Code; and


5. Class B shares acquired when dividends and distributions are reinvested in the fund.


      Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current NAV of less than $250 will not be subject to the CDSC.


      Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

--------------------------------------------------------------------------------
CLASS B SHARES                        WHEN CONVERTED TO CLASS A
--------------------------------------------------------------------------------
Shares issued at initial purchase     Eight years after the date of purchase
--------------------------------------------------------------------------------
Shares issued on reinvestment of      In the same proportion as the number of
dividends and distributions           Class B shares converting is to total
                                      Class B shares you own (excluding shares
                                      issued as a dividend)
--------------------------------------------------------------------------------
Shares issued upon exchange from      On the date the shares originally
another acquired Credit Suisse        would have converted into Class A shares
Fund
--------------------------------------------------------------------------------

      REINSTATEMENT PRIVILEGE. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or another Credit Suisse Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.


        CLASS C SHARES


      You may choose to purchase Class C shares at the fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's PROSPECTUS. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.


      Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

                                OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc., an affiliate of Credit Suisse Asset Management, LLC, is responsible for making the fund available to you.


      The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average net assets of the fund's Class A shares, Class B shares and Class C shares, respectively, although the maximum amount payable by the fund under its 12b-1 Plan for distributing Class A shares is 0.50% of its average daily net assets. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

      Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

      The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.


      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION


      More information about the fund is available free upon request, including the following:


        ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION

      A current SAI which provides more details about the fund is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, and other information and to make shareholder inquiries:

BY TELEPHONE:
      800-927-2874

BY FACSIMILE:
      888-606-8252

BY MAIL:
      Credit Suisse Funds
      P.O. Box 55030
      Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
      Boston Financial Data Services, Inc.
      Attn: Credit Suisse Funds
      66 Brooks Drive
      Braintree, MA 02171

ON THE INTERNET:


      www.credit-suisse.com/us

The fund's SAI and ANNUAL REPORT and SEMIANNUAL REPORT are available on Credit Suisse's website, www.credit-suisse.com/us.


SEC FILE NUMBERS:
Credit Suisse Opportunity Funds                                    811-9054
      Credit Suisse High Income Fund


P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 o WWW.CREDIT-SUISSE.COM/US


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   HI-PRO-LOAD-0206

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2006


                     --------------------------------------

                         CREDIT SUISSE HIGH INCOME FUND

                     --------------------------------------


            This Statement of Additional Information provides information about Credit Suisse High Income Fund (the "Fund"), that supplements information contained in the Prospectus for the Class A, Class B and Class C Shares of the Fund, dated February 28, 2006, as amended or supplemented from time to time (the "Prospectus").

            The Fund's audited Annual Report, dated October 31, 2005, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus and the Annual Report can be obtained by writing or telephoning:

                       Class A, Class B and Class C Shares

                               Credit Suisse Funds
                                 P.O. Box 55030
                              Boston, MA 02205-5030
                                  800-927-2874


            The Fund is a series of Credit Suisse Opportunity Funds.

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
INVESTMENT OBJECTIVES AND POLICIES................................................................................2
         U.S. Government Securities...............................................................................2
         Below Investment Grade Securities........................................................................3
         Distressed Securities....................................................................................4
         Non-U.S. Securities......................................................................................4
         Repurchase Agreements....................................................................................4
         Reverse Repurchase Agreements............................................................................5
         Short Sales..............................................................................................6
         Lending of Portfolio Securities..........................................................................6
         When-Issued Securities and Delayed-Delivery Transactions.................................................7
         Temporary Defensive Strategies...........................................................................8
         Borrowing................................................................................................8
         Non-Publicly Traded and Illiquid Securities..............................................................8
INVESTMENT RESTRICTIONS...........................................................................................9
PORTFOLIO VALUATION..............................................................................................10
PORTFOLIO TRANSACTIONS...........................................................................................12
PORTFOLIO TURNOVER...............................................................................................14
MANAGEMENT OF THE FUND...........................................................................................14
         Officers and Board of Trustees..........................................................................14
         Committees and Meetings of Trustees.....................................................................20
         Trustees' Total Compensation for Fiscal Year Ended October 31, 2004.....................................22
         Advisory Agreements.....................................................................................23
         Advisory Fees Paid to Credit Suisse.....................................................................24
         Administration Agreements...............................................................................25
         Code of Ethics..........................................................................................26
         Custodian and Transfer Agent............................................................................28
         Proxy Voting Policies and Procedures....................................................................29
         Disclosure of Portfolio Holdings........................................................................29
         Distribution and Shareholder Servicing..................................................................32
         Organization of the Fund................................................................................35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................37
         Redemptions.............................................................................................38
EXCHANGE PRIVILEGE...............................................................................................40
ADDITIONAL INFORMATION CONCERNING TAXES..........................................................................41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL........................................................49
MISCELLANEOUS....................................................................................................49
FINANCIAL STATEMENTS.............................................................................................50
APPENDIX A - PROXY VOTING POLICY AND PROCEDURES.................................................................A-1
APPENDIX B - DESCRIPTION OF RATINGS.............................................................................B-1
APPENDIX C - SPECIAL FEE ARRANGEMENTS...........................................................................C-1

                       INVESTMENT OBJECTIVES AND POLICIES

            The following information supplements the discussion of the Fund's investment objective and policies in the Prospectus. There are no assurances that the Fund will achieve its investment objectives. The Fund is an open-end management investment company.


            The investment objective of the Fund is to seek a high level of current income, and its secondary investment objective is capital appreciation. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund will invest, under normal market conditions, at least 80% of its net asset, plus any borrowings for investment purposes, in fixed-income securities that at the time of purchase are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service ("Moody's") and BB or lower by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")), or, if unrated, are deemed by Credit Suisse Asset Management, LLC ("Credit Suisse" or the "Adviser"), the Fund's investment adviser, to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junk bonds." This percentage requirement will not be applicable during periods when the Fund pursues a temporary defensive strategy, as discussed below. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Trustees on 60 days' notice to shareholders.


            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

            Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


            Below Investment Grade Securities. The Fund may invest in fixed income securities rated below investment grade and in comparable unrated securities. Investment in such securities involves substantial risk. Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

            An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.


            Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

            The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer. In this evaluation, Credit Suisse will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

            See the Appendix B for a further description of securities ratings.

            Distressed Securities. As a component of the Fund's investment in "junk bonds," the Fund may invest up to 20% of its total assets in distressed securities. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for shareholders may be diminished.

            Non-U.S. Securities. The Fund may invest up to 30% of its total assets in securities of non-U.S. issuers or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of non-U.S. issuers and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain non-U.S. investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

            As a result of these potential risks, the Fund's adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.


            Repurchase Agreements. The Fund may invest in repurchase agreement transactions. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").

            Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

            Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

            Short Sales. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund may engage in short sales to a limited extent.

            To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

            The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

            Short Sales "Against the Box." The Fund may enter into short sales "against the box" to a limited extent. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

            The Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33(1)/3% of the Fund's total assets (including the loan collateral) taken at value. The Fund will have the right to call such loans and obtain the securities loaned at any time on five days' notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

            By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time;
(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

            When-Issued Securities and Delayed-Delivery Transactions. The Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) to the extent consistent with their other investment policies and restrictions. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Fund will not enter into a "when-issued" or "delayed-delivery" transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

            When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the

Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Temporary Defensive Strategies. The Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed-income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

            Borrowing. The Fund may borrow to the extent permitted by the 1940 Act. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

            Non-Publicly Traded and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Fund's investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund's net assets could be adversely affected.


            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.


            An investment in Rule 144A Securities will be considered illiquid; and therefore, subject to the Fund's limit on the purchase of illiquid securities unless the Board of Trustees or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


            Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.


                             INVESTMENT RESTRICTIONS

            The following fundamental investment restrictions are applicable to the Fund and may not be changed without the approval of a majority of the shareholders of the Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund is represented or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

            These fundamental restrictions provide that the Fund may not:

            1. Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

            2. Issue senior securities, except as permitted under the 1940 Act;

            3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

            4. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

            5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

            6. Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

            7. Borrow money, except to the extent permitted under the 1940 Act.

                              PORTFOLIO VALUATION

            The following is a description of the procedures used by the Fund in valuing its assets.

            Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.


            Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves or other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

            If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

            Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of the Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

            Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Fund). If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Fund). If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Fund).


            Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.


            Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of the Fund. In addition, the Board of the Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. If the value of a security has been materially affected by events occurring after the relevant market closes, but before the Fund calculates its net asset value, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board. When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.


                             PORTFOLIO TRANSACTIONS


            Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities. For the 2005, 2004 and 2003 fiscal years, the Fund paid $3,381, $199 and $0 in brokerage commissions.

            Credit Suisse will select portfolio investments and effect transactions for the Fund. In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet Credit Suisse's standards may be higher than for execution services alone or for services that fall below Credit Suisse's standards. Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, Credit Suisse will receive only brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to Credit Suisse's own research program. For the fiscal year ended October 31, 2005, the Fund paid no brokerage commissions to brokers and dealers who provided such research services.

            All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Credit Suisse Securities (USA) LLC and other affiliates of Credit Suisse Group. The Fund may utilize CSAMSI or other affiliates of Credit Suisse Group in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


            Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.


            In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI or Credit Suisse Securities (USA) LLC or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            As of October 31, 2005, the Fund held no securities of its regular brokers or dealers.





                               PORTFOLIO TURNOVER

            The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


            It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal year ended October 31, 2004, the Fund's portfolio turnover rate was 16%. For the fiscal year ended October 31, 2005, the Fund's portfolio turnover rate was 38%.


                             MANAGEMENT OF THE FUND

Officers and Board of Trustees

            The business and affairs of the Fund are managed by the Board of Trustees in accordance with the laws of the State of Delaware. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

            The names and dates of birth of the Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                  INFORMATION CONCERNING TRUSTEES AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of
                                                    Term of                                      Portfolios
                                                    Office(1) and                                in Fund        Other
                                                    Length of        Principal                   Complex        Directorships
Name, Address and Date of      Position(s)          Time             Occupation(s) During        Overseen       Held by
Birth                          Held with Fund       Served           Past Five Years             by Trustee     Trustee
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------
Enrique R. Arzac               Trustee,             Since            Professor of                47             Director of
c/o Credit Suisse Asset        Nominating           2005             Finance and                                The Adams
Management, LLC                Committee                             Economics,                                 Express
Attn: General Counsel          Member and                            Graduate      School                       Company (a
466 Lexington Avenue           Audit                                 of Business,                               closed-end
New York, New York             Committee                             Columbia                                   investment
10017-3140                     Chairman                              University since                           company);
                                                                     1971                                       Director of
Date of Birth: 10/02/41                                                                                         Petroleum
                                                                                                                and
                                                                                                                Resources
                                                                                                                Corporation
                                                                                                                (a closed-end
                                                                                                                investment
                                                                                                                company)
------------------------------------------------------------------------------------------------------------------------------
Richard H. Francis             Trustee,             Since            Currently retired           41             None
c/o Credit Suisse Asset        Nominating           2001
Management, LLC                and Audit
Attn: General Counsel          Committee
466 Lexington Avenue           Member
New York, New York
10017-3140
Date of Birth: 4/23/32
------------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten              Trustee,             Since            The Juan Trippe             40             Director of
Box 208200                     Nominating           2001             Professor in the                           Aetna, Inc.
New Haven, Connecticut         and Audit                             Practice of                                (insurance
06520-8200                     Committee                             International                              company);
Date of Birth: 10/29/46        Member                                Trade, Finance and                         Director of
                                                                     Business from July                         CarMax
                                                                     2005 to present;                           Group (used
                                                                     Partner and                                car dealers)
------------------------------------------------------------------------------------------------------------------------------


-------------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of
                                                    Term of                                      Portfolios
                                                    Office(1) and                                in Fund        Other
                                                    Length of        Principal                   Complex        Directorships
Name, Address and Date of      Position(s)          Time             Occupation(s) During        Overseen       Held by
Birth                          Held with Fund       Served           Past Five Years             by Trustee     Trustee
------------------------------------------------------------------------------------------------------------------------------
                                                                     Chairman of
                                                                     Garten Rothkopf
                                                                     (consulting firm)
                                                                     from October 2005
                                                                     to present; Dean of
                                                                     Yale School of
                                                                     Management from
                                                                     November 1995 to
                                                                     June 2005
Peter F. Krogh                 Trustee,             Since            Dean Emeritus and           40             Director of
301 ICC                        Nominating           2001             Distinguished                              Carlisle
Georgetown University          and Audit                             Professor of                               Companies
Washington, DC 20057           Committee                             International                              Incorporated
Date of Birth:2/11/37          Member                                Affairs at the                             (diversified
                                                                     Edmund A. Walsh                            manufacturing
                                                                     School of Foreign                          company)
                                                                     Service,
                                                                     Georgetown
                                                                     University from
                                                                     June 1995 to
                                                                     present
Steven N. Rappaport            Chairman             Trustee          Partner of Lehigh           47             Director of
Lehigh Court LLC               of the               Since            Court, LLC and                             Presstek, Inc.
40 East 52nd Street            Board of             1999 and         RZ Capital                                 (digital
New York, New York             Trustees,            Chairman         (private investment                        imaging
10022                          Nominating           since            firms) from July                           technologies
Date of Birth: 7/10/48         Committee            2005             2002 to present;                           company);
                               Chairman                              Transition Adviser                         Director of
                               and Audit                             to SunGard                                 Wood
                               Committee                             Securities Finance,                        Resources,
                               Member                                Inc. from February                         LLC
                                                                     2002 to July 2002;                         (plywood
                                                                     President of                               manufacturing
                                                                     SunGard Securities                         company)
                                                                     Finance, Inc. from
                                                                     2001 to February
                                                                     2002; President of
                                                                     Loanet, Inc. (on-
                                                                     line accounting
                                                                     service) from 1997
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                     Term of                                      Portfolios
                                                     Office(1) and                                in Fund        Other
                                                     Length of       Principal                    Complex        Directorships
Name, Address and Date of      Position(s)           Time            Occupation(s) During         Overseen       Held by
Birth                          Held with Fund        Served          Past Five Years              by Trustee     Trustee
                                                                     to 2001
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------
Michael E. Kenneally(2),(3)    Trustee               Since           Chairman and                 40             None
c/o Credit Suisse Asset                              2004            Global Chief
Management, LLC                                                      Executive Officer
Attn: General Counsel                                                of Credit Suisse
466 Lexington Avenue                                                 from March 2003
New York, New York                                                   to July 2005;
10017-3140                                                           Chairman and
                                                                     Chief Investment
Date of Birth: 03/30/54                                              Officer of Banc of
                                                                     America Capital
                                                                     Management from
                                                                     1998 to March
                                                                     2003.
------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------
Steven B. Plump (3)            Chief                 Since           Managing Director
Credit Suisse Asset            Executive             2005            of Credit Suisse;
Management, LLC                Officer and                           Associated with
466 Lexington Avenue           President                             Credit Suisse or its
New York, New York                                                   predecessor since
10017-3140                                                           1995; Officer of
                                                                     other Credit Suisse
Date of Birth: 02/08/59                                              Funds
----------------------------------------------------------------------------------------------
Michael A. Pignataro           Treasurer             Since           Director and
Credit Suisse Asset            and Chief             2001            Director of Fund
Management, LLC                Financial                             Administration of
466 Lexington Avenue           Officer                               Credit Suisse;
New York, New York                                                   Associated with
10017-3140                                                           Credit Suisse or its
Date of Birth: 11/15/59                                              predecessor funds
                                                                     since 1984; Officer
----------------------------------------------------------------------------------------------

-----------------

(2) Mr. Kenneally is a Director who is an "interested person" of the Funds, as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

(3) Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive Officer and President of the Fund. Mr. Kenneally, who previously held these positions, resigned effective July 31, 2005.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                     Term of                                      Portfolios
                                                     Office(1) and                                in Fund        Other
                                                     Length of        Principal                   Complex        Directorships
Name, Address and Date of      Position(s)           Time             Occupation(s) During        Overseen       Held by
Birth                          Held with Fund        Served           Past Five Years             by Trustee     Trustee
------------------------------------------------------------------------------------------------------------------------------
                                                                      of other Credit
                                                                      Suisse Funds
-------------------------------------------------------------------------------------------
Emidio Morizio                 Chief                 Since            Director and
Credit Suisse Asset            Compliance            2004             Global Head of
Management, LLC                Officer                                Compliance of
466 Lexington Avenue                                                  Credit Suisse;
New York, NY 10017-                                                   Associated with
3140                                                                  Credit Suisse since
                                                                      July 2000; Vice
Date of Birth: 9/21/66                                                President and
                                                                      Director of
                                                                      Compliance of
                                                                      Forstmann-Leff
                                                                      Associates from
                                                                      1998 to June 2000;
                                                                      Officer of other
                                                                      Credit Suisse
                                                                      Funds
-------------------------------------------------------------------------------------------
Ajay Mehra                     Chief Legal           Since            Director and Head
Credit Suisse Asset            Officer               2004             of Legal Americas
Management, LLC                                                       Traditional Asset
466 Lexington Avenue                                                  Management and
New York, New York                                                    Hedge Funds of
10017-3140                                                            Credit Suisse;
                                                                      Associated with
                                                                      Credit Suisse since
Date of Birth: 08/14/70
                                                                      September 2004;
                                                                      Senior Associate
                                                                      of Shearman &
                                                                      Sterling LLP from
                                                                      September 2000 to
                                                                      September 2004;
                                                                      Senior Counsel of
                                                                      the SEC Division
                                                                      of Investment
                                                                      Management from
                                                                      June 1997 to
                                                                      September 2000;
                                                                      Officer of other
                                                                      Credit Suisse
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of
                                                     Term of                                     Portfolios
                                                     Office(1) and                               in Fund        Other
                                                     Length of       Principal                   Complex        Directorships
Name, Address and Date of      Position(s)           Time            Occupation(s) During        Overseen       Held by
Birth                          Held with Fund        Served          Past Five Years             by Trustee     Trustee
------------------------------------------------------------------------------------------------------------------------------
                                                                     Funds
------------------------------------------------------------------------------------------
J. Kevin Gao                   Vice                  Since           Director and Legal
Credit Suisse Asset            President and         2004            Counsel of Credit
Management, LLC                Secretary                             Suisse; Associated
466 Lexington Avenue                                                 with Credit Suisse
New York, NY 10017-                                                  since July 2003;
3140                                                                 Associated with
Date of Birth: 10/13/67                                              the law firm of
                                                                     Willkie Farr &
                                                                     Gallagher LLP
                                                                     from 1998 to 2003;
                                                                     Officer of other
                                                                     Credit Suisse
                                                                     Funds
------------------------------------------------------------------------------------------
Robert M. Rizza                Assistant             Since           Vice President of
Credit Suisse Asset            Treasurer             2002            Credit Suisse;
Management, LLC                                                      Associated with
466 Lexington Avenue                                                 Credit Suisse since
New York, NY 10017-                                                  1998; Officer of
3140                                                                 other Credit Suisse
Date of Birth: 12/9/65                                               Funds
------------------------------------------------------------------------------------------

Ownership in Securities of the Fund and Fund Complex


As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2005.

--------------------------------------------------------------------------------
                                                      Aggregate Dollar Range of
                                                      Equity Securities in All
                                                      Registered Investment
                                                      Companies Overseen by
                       Dollar Range of Equity         Trustee in Family of
Name of Trustee        Securities in the Fund*(,1)    Investment Companies*,(1)

--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------
Enrique R. Arzac       A                              E
--------------------------------------------------------------------------------
Richard H. Francis     A                              E
--------------------------------------------------------------------------------
Jeffrey E. Garten      A                              B
--------------------------------------------------------------------------------
Peter F. Krogh         A                              D
--------------------------------------------------------------------------------
Steven N. Rappaport    A                              D
--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------
Michael E. Kenneally   A                              E
--------------------------------------------------------------------------------


-------------------

* Key to Dollar Ranges:

    A.   None
    B.   $1 - $10,000
    C.   $10,001 - $50,000
    D.   $50,001 - $100,000
    E.   Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Committees and Meetings of Trustees


            The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Arzac, Francis, Garten, Krogh and Rappaport.


            In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund's financial statements, the independent registered public accounting firm's qualifications and independence, the Fund's compliance with legal and regulatory requirements and the performance of the Fund's independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund's independent registered public accounting firm and the full Board. The Audit Committee met seven times during the Fund's fiscal year ended October 31, 2005.

            In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met four times during the fiscal year ended October 31, 2005.


            The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund's proxy statement, should be made no later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

            No employee of Credit Suisse, State Street Bank and Trust Company ("State Street") and CSAMSI, the Fund's co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or trustee of the Fund. Until December 31, 2005 each Trustee who was not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Trustee, and was reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee received an annual fee of $250, and the chairman of the Audit Committee received an annual fee of $325, for serving on the Audit Committee.

            Effective January 1, 2006, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1000 and $300 for each meeting of the Board attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $300, and the chairman of the Audit Committee receives an additional $250, for serving on the Audit Committee.

            Mr. Rappaport has informed the Fund that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse). He indicated that Loanet billed these Credit Suisse Group entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

Trustees' Total Compensation for Fiscal Year Ended October 31, 2005

--------------------------------------------------------------------------------
                                             All Investment      Number of
                            High Income       Companies in    Portfolios in
                               Fund            the Credit      Fund Complex
                                               Suisse Fund      Overseen by
Name of Trustee                                 Complex           Trustee
--------------------------------------------------------------------------------

Enrique R. Arzac               $500              $92,417            47
--------------------------------------------------------------------------------

Richard H. Francis             $2563             $73,250            41
--------------------------------------------------------------------------------

Jeffrey E. Garten              $1813             $49,750            40
--------------------------------------------------------------------------------

Peter F. Krogh                 $2788             $69,725            40
--------------------------------------------------------------------------------

James S. Pasman, Jr. (1)       $2563             $104,250           42
--------------------------------------------------------------------------------

William W. Priest(2)           $750              $56,202            47
--------------------------------------------------------------------------------

Steven N. Rappaport            $2675             $95,111            47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          All Investment         Number of
                             High Income    Companies in       Portfolios in
                                Fund         the Credit         Fund Complex
                                            Suisse Fund        Overseen by
Name of Trustee                               Complex            Trustee
--------------------------------------------------------------------------------

Michael E. Kenneally(3)         $0               $0                 40
--------------------------------------------------------------------------------

--------------------------

(1)   Mr. Pasman retired from the Board effective February 16, 2006.

(2)   Mr. Priest retired from the Board effective April 15, 2005.

(3) Mr. Kenneally received no compensation from any Fund during the fiscal year ended October 31, 2005, but became eligible to be compensated by the Fund beginning at the first Board meeting of 2006.

            As of January 31, 2006, Trustees and officers of the Fund as a group owned of record less than 1% of the Fund's outstanding shares.


Advisory Agreements


            Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

            The investment advisory agreement (the "Advisory Agreement") between the Fund and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

            Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

            The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

            Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund's Board of Trustees in such manner as the Board determine to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.


            The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse's reckless disregard of its obligations and duties under the Advisory Agreement.

            The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            For its services to the Fund, Credit Suisse will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rate of 0.70% of average daily net assets less than or equal to $100 million and 0.50% of average daily net assets greater than $100 million.

            Credit Suisse and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

Advisory Fees Paid to Credit Suisse

            For the past three fiscal years ended October 31, the Fund paid Credit Suisse advisory fees, and Credit Suisse waived fees and/or reimbursed expenses of the Fund under the Advisory Agreements as follows:

                             October 31, 2005

        Fees Paid
     (after waivers)             Waivers            Reimbursements
     ---------------             -------            --------------
        $1,056,927               $223,615             $0


                             October 31, 2004

        Fees Paid
     (after waivers)             Waivers            Reimbursements
     ---------------             -------            --------------
        $1,391,543               $121,617             $0

                             October 31, 2003

        Fees Paid
     (after waivers)             Waivers            Reimbursements
     ---------------             -------            --------------
         $754,684                $217,783             $0



Administration Agreements

            CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

            For the services provided by CSAMSI under the CSAMSI
Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10 % of the Fund's average daily net assets.

            For the past three fiscal years ended October 31, the Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:


Year Ended October 31, 2005

------------------------------------------------------------------------------
Fees Paid (After Waivers)              Waivers          Reimbursements
-------------------------              -------          --------------
------------------------------------------------------------------------------
         $216,108                         $0                 $0
------------------------------------------------------------------------------

Year Ended October 31, 2004

------------------------------------------------------------------------------
Fees Paid (After Waivers)              Waivers          Reimbursements
-------------------------              -------          --------------
------------------------------------------------------------------------------
         $262,632                         $0                   $0
------------------------------------------------------------------------------

Year Ended October 31, 2003

------------------------------------------------------------------------------
Fees Paid (After Waivers)              Waivers          Reimbursements
-------------------------              -------          --------------
------------------------------------------------------------------------------
          $160,979                       $0                 $0
------------------------------------------------------------------------------

            For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and 0.02% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the fiscal years ended October 31, 2003, 2004 and 2005, the Fund paid State Street fees under the State Street Co-Administration Agreement of $154,268, $232,471 and $216,346, respectively.





Portfolio Managers

            Portfolio Manager's Compensation

            Each portfolio manager is compensated for his or her services by Credit Suisse. The portfolio managers' compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any Fund or account. The factors taken into account in determining a portfolio manager's bonus include the Fund's absolute performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

            Potential Conflict of Interest

            It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

            If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

            Portfolio Managers' Ownership of Securities

            As reported to the Fund, the information in the following table reflects beneficial ownership by the Portfolio Managers of certain securities as of December 31, 2005.

     ------------------------------------------------------------


                             Dollar Range of Equity Securities
                             in the Fund*(1)
     Name of Portfolio
     Manager
     ------------------------------------------------------------
     Michael E. Gray                          B
     ------------------------------------------------------------
     Martha Metcalf                           A
     ------------------------------------------------------------
     Wing Chan                                A
     ------------------------------------------------------------

*    Key to Dollar Ranges:
     A.  None
     B.  $1 - $10,000
     C.  $10,001 - $50,000
     D.  $50,001 - $100,000
     E.  Over $100,000

            (1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

      Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts

            As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2005.

            ----------------------------------- -------------------------------- ------------------------------------
                  Registered Investment             Other Pooled Investment
                        Companies                          Vehicles                        Other Accounts
-------------- --------------- ----------------- -------------- ------------------ -------------- --------------------
Name           Number of       Total Assets      Number of      Total Assets       Number of      Total Assets
               Accounts                          Accounts                          Accounts
-------------- --------------- ----------------- -------------- ------------------ -------------- --------------------

Michael Gray        27         $1,556,512,892         3           937,537,813          39           $555,570,346
-------------- --------------- ----------------- -------------- ------------------ -------------- --------------------
Martha
Metcalf             16         $1,121,297,275         2          $927,740,560           8           $203,223,979
-------------- --------------- ----------------- -------------- ------------------ -------------- --------------------
Wing Chan           10          $733,922,905          2          $927,740,560           7           $104,867,103
-------------- --------------- ----------------- -------------- ------------------ -------------- --------------------


            No advisory fee is paid based on performance for any of the accounts listed above.


Code of Ethics


            The Fund, Credit Suisse and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.


            The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

            State Street acts as the custodian for the Fund and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (e) makes periodic reports to the Fund's Board of Trustees concerning the Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

            Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to separate Transfer Agency and Service Agreements, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund's Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 66 Brooks Drive, Braintree, Massachusetts 02184.

Proxy Voting Policies and Procedures.


            The Fund has adopted Credit Suisse's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI. The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The Fund's Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-222-8977 or through Credit Suisse's website, www.credit-suisse.com/us and (2) on the SEC's website at http://www.sec.gov.


Disclosure of Portfolio Holdings

            The Fund's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Fund's policy that no current or potential investor (or their representative) (collectively, the "Investors") will be provided information on the Fund's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. The Fund's policies apply to all of the Fund's service providers that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings.

            The Fund's policies and procedures provide that information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund's policies and procedures when the disclosure of such information is considered by the Fund's officers to be consistent with the interests of Fund shareholders. In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund's officers will seek to resolve any conflict of interest in favor of the Fund's interests. In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund's Audit Committee for resolution.

            The Fund's policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund's officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

            Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information. However, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund's costs in disseminating data regarding such information. All Portfolio-Related Information will be based on information provided by State Street, as the Fund's co-administrator/accounting agent.


            Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI. The Fund's Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

            The Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month. The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

            The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund. Set forth below is a list, as of January 1, 2006, of those parties with which Credit Suisse, on behalf of the Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.


--------------------------------------------------------------------------------
Recipient                        Frequency          Delay before dissemination
--------------------------------------------------------------------------------
State Street (custodian,         Daily              None
accounting agent, co-
administrator and securities
lending agent)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Institutional Shareholder           As necessary            None
Services (proxy voting service
and filing of class action
claims)

--------------------------------------------------------------------------------
Interactive Data Corp. (pricing     Daily                   None
service)

--------------------------------------------------------------------------------

BFDS (transfer agent)               As necessary            None
--------------------------------------------------------------------------------

            In addition, Portfolio-Related Information may be provided as part of the Fund's ongoing operations to: the Fund's Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm ("PwC"); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund's Independent Trustees; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.


            On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:


--------------------------------------------------------------------------------
Recipient                     Frequency     Delay before dissemination
--------------------------------------------------------------------------------
Lipper                        Monthly       5th business day of following month
--------------------------------------------------------------------------------
S&P                           Monthly       2nd business day of following month
--------------------------------------------------------------------------------
Thomson Financial/Vestek      Quarterly     5th business day of following month
--------------------------------------------------------------------------------

            The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

            The ability of the Fund, the Adviser and CSAMSI, as the co-administrator of the Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund's policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Distribution and Shareholder Servicing

            CSAMSI is the distributor of the Fund's shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

            Class A, Class B and Class C Shares.

            Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Fund has a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for the Fund to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares.


            Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the Fund pays a distribution services fee each month to CSAMSI, with respect to Class A, Class B and Class C shares of the Fund, at an annual rate of up to 0.25%, 1% and 1%, respectively. For the fiscal year ended October 31, 2005, the Fund paid CSAMSI under its 12b-1 Plans as follows:

               Class A             Class B             Class C
               --------            --------            --------
               $268,028            $364,056            $717,397


            Distribution and service fees on Class A, B and C shares are used to pay CSAMSI to promote the sale of shares and the servicing of accounts of the Fund. CSAMSI also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

            The expenses incurred by CSAMSI under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating CSAMSI's employees or employees of the distributor's affiliates for their distribution assistance.


            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the Fund's A Shares 12b-1 Plan as follows:

Advertising                            $0
Printing and mailing for            $11,093
promotional purposes

Compensation to broker-dealers      $144,738

People-related and occupancy        $94,830

Other                                $2,499

            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the Fund's B Shares 12b-1 Plan as follows:

Advertising                            $0

Printing and mailing for             $2,117
promotional purposes

Compensation to broker-dealers      $155,929

People-related and occupancy        $32,000

Other                                 $764

            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the Fund's C Shares 12b-1 Plan as follows:

Advertising                            $0

Printing and mailing for             $3,179
promotional purposes

Compensation to broker-dealers      $563,972

People-related and occupancy        $62,425

Other                                $1,760


            With respect to sales of the Fund's Class B, Class C or sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.


            Under the Distribution Agreement, Credit Suisse may make payments to the Distributor from Credit Suisse's own resources, which may include the management fees paid by the Fund. In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares. The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard compensation for the sales of Classes A, B and C shares are disclosed in the Fund's Prospectus. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 31, 2006. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

            General. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Trustees"). Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner. The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

            CSAMSI provides the Board of the Fund with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

Organization of the Fund


            Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the "Opportunity Funds") was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently in four series: Credit Suisse High Income Fund, Credit Suisse Strategic Allocation Fund--Aggressive, Credit Suisse Strategic Allocation Fund--Moderate and Credit Suisse Strategic Allocation Fund--Conservative. The Fund is "diversified" within the meaning of the 1940 Act. The Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

            The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Opportunity Funds is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Opportunity Fund for satisfaction of claims arising in connection with the affairs of an Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Opportunity Funds against all liability in connection with the affairs of the Opportunity Funds. The Agreement and Declaration of Trust permits each Fund to redeem shares of a class or series held by a shareholder for any reason subject to applicable law, if the Board of Trustees determines that doing so is in the best interest of the Fund. The Agreement and Declaration of Trust also permits the Board of Trustees, subject to applicable federal and state law, to reorganize or combine the Fund or any of its series or classes into other funds, series or classes without shareholder approval.

            All shares of the Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.


            Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A shares, of the Fund. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Unless the context clearly suggests otherwise, references to the Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

            Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

            The Fund's charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

            The Trust's charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Fund or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' authority is subject to applicable requirements of the 1940 Act and Delaware law. A Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.


            The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.credit-suisse.com/us.


         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

            As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

            Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

            Class A Shares, Class B Shares and Class C Shares. Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Fund. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.



            From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933.

            Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A shares, Class B shares or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms' material regarding their fees and services.




            For the fiscal years ended October 31, 2003, October 31, 2004 and October 31, 2005, CSAMSI received $907,398, $416,277 and $276,630, respectively, on the sale of Class A shares of the Fund, of which CSAMSI retained $56,066, $23,845 and $13,434, respectively. For the fiscal years ended October 31, 2003, October 31, 2004 and October 31, 2005, CSAMSI received contingent deferred sales charges on redemptions of Class A shares of $0, $30,052 and $0, respectively. For the fiscal years ended October 31, 2003, October 31, 2004 and October 31, 2005, CSAMSI received $39,566, $115,773 and $0, respectively, in contingent deferred sales charges on redemptions of Class B shares of the Fund and $39,460, $28,889, and $0, respectively, in contingent deferred sales charges on redemptions of Class C Shares of the Fund.


Redemptions

            General. Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Fund, and certain redemptions of Class A shares of the Fund.

            Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

            Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Fund may be subject to a deferred sales charge.

            Special Provisions Applicable to the Fund's Class B and Class C Shares Only.

            The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                      Contingent Deferred Sales Charge
                                      as a Percentage of the Lesser of
        Year Since Purchase            Dollars Invested or Redemption
            Payment Made                          Proceeds
            ------------                          --------

                First ....................          4.0%

                Second ...................          3.0%

                Third ....................          2.0%

                Fourth ...................          1.0%

                After Fourth .............          0.0%

            For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

            Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


            The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2006 will be eligible for the second year's charge if redeemed on or after October 1, 2007. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.


            A limited Contingent Deferred Sales Charge ("Limited CDSC") is imposed by the Fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

                               EXCHANGE PRIVILEGE


            An exchange privilege with certain other funds advised by Credit Suisse is available to investors in the Fund. A Common shareholder may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A, Class B or Class C shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

            If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.

            The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.


            The Fund reserves the right to refuse exchange purchases by any person or group if, in Credit Suisse's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.


            The Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive or short-term trading. If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Fund is intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt the Fund and its shareholders, the Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, the Fund's efforts to curb market timing may not be entirely successful. In particular, the Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, the Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S.

persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund


            The Fund intends to continue to qualify as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

            Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.


            As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). The Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

            The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


            The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

            If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations

            The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

            The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


            Zero Coupon Securities. The Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

            Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by the Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract. The entry into a short sale or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.


            Straddles. The options transactions that the Fund enters into, if any, may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections it will make.

            Options and Section 1256 Contracts. If the Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, the Fund's investment in so-called "section 1256 contracts," if any, such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.

            The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

            Foreign Currency Transactions. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

            Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions. Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

            Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund expects that it will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Taxation of U.S. Shareholders

            Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

            Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. Because the Fund invests primarily in fixed income securities, it does not expect that a significant portion of its dividends will be treated as "qualified dividend income," which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains (currently at a maximum rate of 15%).

            Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

            Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share (similar rules apply with regard to exempt-interest dividend received by the shareholder). If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

            Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

            Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

            Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


            If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


Taxation of Non-U.S. Shareholders


            Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


            In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

            For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL


            PwC, with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, MD, 21201-2304, serves as the independent registered public accounting firm for the Fund. The financial statements for the fiscal year ended October 31, 2005 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of the independent registered public accounting firm given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSAMSI.


                                  MISCELLANEOUS


            As of February 6, 2006, the names, address and percentage of ownership of other persons that control the Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of the Fund's outstanding shares were as follows:

                                        Class A         Class B         Class C
                                        -------         -------         -------

Charles Schwab & Co. Inc. *              38.51%
Special Custody Account
for the Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4

Merrill Lynch Pierce                     13.11%           56.14%         56.71%
Fenner & Smith Inc. *
4800 Deer Lake Drive East
Jacksonville, FL. 32246-6484

Patterson & Co.                           8.22%
FBO National Gypsum *
1525 West Harris Blvd. NC 1151
Charlotte, NC  28288-0001

Patterson & Co.                           7.60%
The Gaston Country Ind. Fac. *
1525 West Harris Blvd. NC 1151
Charlotte, NC  28288-0001


* The Fund believes that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS


            The Fund's audited annual report, dated October 31, 2005, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. The Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS


                         Credit Suisse CLOSED-END FUNDS


                       PROXY VOTING POLICY AND PROCEDURES

                                  INTRODUCTION


      Credit Suisse Asset Management, LLC ("Credit Suisse") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients. The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.


                                     POLICY


      The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse's clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.


                             PROXY VOTING COMMITTEE


      The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse's clients.


      For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

      Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.


                                    CONFLICTS


      Credit Suisse is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients' accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse's clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.


                                     CONSENT

      In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

                                 RECORDKEEPING


      Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.


      These records include the following:

      o     a copy of the Policy;


      o a copy of each proxy statement received on behalf of Credit Suisse clients;

      o     a record of each vote cast on behalf of Credit Suisse clients;

      o a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

      o     a copy of each written request by a client for information on how

      Credit Suisse voted proxies, as well as a copy of any written response. Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.


Disclosure


      Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

      ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures


      The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.


                               PROXY VOTING POLICY

Operational Items

      Adjourn Meeting

            Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

      Amend Quorum Requirements

            Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

      Amend Minor Bylaws

            Generally  vote  for  bylaw  or  charter   changes  that  are  of  a
            housekeeping nature.

      Change Date, Time, or Location of Annual Meeting

            Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      Ratify Auditors

            Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.
            Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

      Voting on Director Nominees in Uncontested Elections

            Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

      Cumulative Voting

            Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

      Director and Officer Indemnification and Liability Protection

            Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
            (2) only if the director's legal expenses would be covered.

      Filling Vacancies/Removal of Directors

            Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

      Independent Chairman (Separate Chairman/CEO)

            Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board;
            (3) all independent key committees; or (4) established governance guidelines.

      Majority of Independent Directors

            Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

      Term Limits

            Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

      Voting on Director Nominees in Contested Elections

            Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

      Amend Bylaws without Shareholder Consent

            Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

      Confidential Voting

            Generally   vote   for   shareholder   proposals   requesting   that
            corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

      Cumulative Voting

            Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

      Advance Notice Requirements for Shareholder Proposals/Nominations

            Votes on advance notice proposals are determined on a case-by-case basis.

      Amend Bylaws without Shareholder Consent

            Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

      Poison Pills (Shareholder Rights Plans)

            Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

      Shareholders' Ability to Act by Written Consent

            Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

      Shareholders' Ability to Call Special Meetings

            Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

      Supermajority Vote Requirements

            Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

      Appraisal Rights

            Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

      Asset Purchases

            Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

      Asset Sales

            Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
            (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

      Conversion of Securities

            Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

      Corporate Reorganization

            Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally  vote  for  the  debt  restructuring  if  it is expected that the company will file for bankruptcy if the transaction is not approved.

      Reverse Leveraged Buyouts

            Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Formation of Holding Company

            Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following:
            (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest;
            (e) other alternatives/offers considered; (f) noncompletion risk.

      Joint Ventures

            Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
            (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

      Mergers and Acquisitions

            Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

      Private Placements

            Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Prepackaged Bankruptcy Plans

            Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Recapitalization

            Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

      Reverse Stock Splits

            Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

      Spinoffs

            Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

      Value Maximization Proposals

            Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

      Adjustments to Par Value of Common Stock

            Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

      Common Stock Authorization

            Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

      Dual-class Stock

            Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

      Issue Stock for Use with Rights Plan

            Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

      Preemptive Rights

            Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

      Preferred Stock

            Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

      Recapitalization

            Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

      Reverse Stock Splits

            Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

      Share Repurchase Programs

            Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      Stock Distributions: Splits and Dividends

            Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

      Tracking Stock

            Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

      Executive and Director Compensation

            Votes on compensation plans for directors are determined on a case-by-case basis.

      Stock Plans in Lieu of Cash

            Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

      Director Retirement Plans

            Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

      Management Proposals Seeking Approval to Reprice Options

            Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or
            (3) VPD is greater than ten percent

      Incentive Bonus Plans and Tax Deductibility Proposals

            Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

      Employee Stock Ownership Plans (ESOPs)

            Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

      401(k) Employee Benefit Plans

            Generally vote for proposals to implement a 401(k) savings plan for employees.

      Shareholder Proposals Regarding Executive and Director Pay

            Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      Performance-Based Option Proposals

      Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

      Stock Option Expensing

            Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

      Golden and Tin Parachutes

            Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

            Commercial paper rated A-1 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

            The following summarizes the two highest ratings used by S&P for short-term notes:

            SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

            SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

            The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

            MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

            MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

            The  following  summarizes  the  ratings  used by S&P for  Municipal
Obligations:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

            BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following  summarizes the highest four municipal ratings used by
Moody's:

            Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                  Appendix C*

                  Fee Arrangement for the Sale of Common Class


--------------------------------------------------------------------------------------------------------------
Dealer name                             Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
--------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                  0.25%

--------------------------------------------------------------------------------------------------------------
ABN-AMRO Inc.                           0.20%

--------------------------------------------------------------------------------------------------------------
ADP Broker-Dealer, Inc.                 0.25%

--------------------------------------------------------------------------------------------------------------
ADP Clearing & Outsourcing Services,    Up to 0.25%
Inc.

--------------------------------------------------------------------------------------------------------------
Advantage Capital Corporation           0.30%

--------------------------------------------------------------------------------------------------------------
Advisors Clearing Network, Inc.         0.25%

--------------------------------------------------------------------------------------------------------------
American General Ret. Services          0.40%

--------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.     0.40%

--------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc                0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of
                                        0.25% is payable to the Clearing Broker other than Invesco Services

--------------------------------------------------------------------------------------------------------------
BancAmerica Robertson Stephens Inc.     0.20% of equity funds; 0.10% of fixed income funds

--------------------------------------------------------------------------------------------------------------
Bank of Bermuda Ltd.                    0.25% of equity funds; 0.15% of fixed income funds except for 0.25%
                                        of Global Fixed Income Fund

--------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.           0.25%

--------------------------------------------------------------------------------------------------------------
Charles Schwab & Co                     0.35% for qualifying shares; 0.40% for retirement plan shares

--------------------------------------------------------------------------------------------------------------
Chicago Trust Co.                       0.20% of equity funds; 0.15% of fixed income funds

--------------------------------------------------------------------------------------------------------------
CIBC World Markets Corp                 0.25%

--------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.           0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement

--------------------------------------------------------------------------------------------------------------

---------------

* This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds. Some of these classes may not be offered by your Fund.

-------------------------------------------------------------------------------------------------------------
Dealer name                          Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-------------------------------------------------------------------------------------------------------------
                                     program
-------------------------------------------------------------------------------------------------------------
CitiStreet Associates LLC            0.35% of equity funds; 0.25% of fixed income funds

-------------------------------------------------------------------------------------------------------------
City National Bank                   0.35% of equity funds; 0.25% of fixed income funds

-------------------------------------------------------------------------------------------------------------
Dain Rauscher Incorporated           0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%

-------------------------------------------------------------------------------------------------------------
Datalynx                             0.25%

-------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette          0.35% on FundVest assets; networking reimbursement fee of $6 per position excluding FundVest positions

-------------------------------------------------------------------------------------------------------------
Dreyfus Trust Co                     0.25%

-------------------------------------------------------------------------------------------------------------
E*Trade Securities                   0.25% of equity funds; 0.20% of fixed income funds

-------------------------------------------------------------------------------------------------------------
Edgewood Services Inc                0.25%; 0.35% for investments through Federated Trust Connect
                                     Defined Contribution

-------------------------------------------------------------------------------------------------------------
Federated Investors                  0.25%

-------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)         For certain funds: 0.35%/0.25% on average net assets plus 0.20% on net in-flows to the Funds from the FIIOC plans; for other funds 0.25%
                                     on average net assets

-------------------------------------------------------------------------------------------------------------
Fiduciary Trust Company              0.20% of equity funds; 0.15% of fixed income funds

-------------------------------------------------------------------------------------------------------------
First Union National Bank            0.40% of equity funds; 0.25% of fixed income funds

-------------------------------------------------------------------------------------------------------------
FSC Securities Corp.                 0.30%

-------------------------------------------------------------------------------------------------------------
Gail Weiss & Associates              0.25%

-------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                  0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)

-------------------------------------------------------------------------------------------------------------
Hewitt Associates LLC                0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more

-------------------------------------------------------------------------------------------------------------
I Clearing LLC (formerly Datek)      0.25%

-------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC                0.30%

-------------------------------------------------------------------------------------------------------------
JP Morgan Invest LLC                 0.15%

-------------------------------------------------------------------------------------------------------------
Lehman Brothers                      0.10% of CS Cash Reserve Fund & 0.10% of CS New York Tax
                                     Exempt Fund

-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Dealer name                             Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)

-----------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                   0.15% for existing clients or 0.25% for new clients

-----------------------------------------------------------------------------------------------------------------
Marshall & Ilsley Trust Co., NA         0.30%

-----------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                Up to 0.35%

-----------------------------------------------------------------------------------------------------------------
Metropolitan Life Ins Co.               0.25%

-----------------------------------------------------------------------------------------------------------------
Minnesota Mutual                        0.40% of equity funds; 0.25% of fixed income funds

-----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter              0.25%

-----------------------------------------------------------------------------------------------------------------
National Investor Service Corp          0.35%

-----------------------------------------------------------------------------------------------------------------
Nationwide Financial Services Inc       Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in

-----------------------------------------------------------------------------------------------------------------
Neuberger & Berman                      0.10% for Cash Reserve and New York Tax Exempt funds

-----------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                 0.35%

-----------------------------------------------------------------------------------------------------------------
PFPC Inc.                               0.40%

-----------------------------------------------------------------------------------------------------------------
Prudential Investment Management        0.30%
Services, LLC

-----------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc         o   0.20%

                                        o   $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                        o   0.10% of an investor's total purchase amount (the "Gross Sales")
                                            of all "Qualifying Shares" of the Funds


                                        o   additional payments between 0.02% and 0.05% annually
-----------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.  o   0.20%

                                        o   $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                        o   0.10% of an investor's total purchase amount (the "Gross Sales")
                                            of all "Qualifying Shares" of the Funds
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

Dealer name                                Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)

---------------------------------------------------------------------------------------------------------------
                                           o   additional payments between 0.02% and 0.05% annually
---------------------------------------------------------------------------------------------------------------
RBC Dain Rauscher Inc                      0.20%

---------------------------------------------------------------------------------------------------------------
Reliastar Life Ins. Co of NY               0.35% of equity funds; 0.25% of fixed income funds

---------------------------------------------------------------------------------------------------------------
Resources Trust Company                    0.25% of equity funds; 0.15% of fixed income funds except for 0.25%
                                           of Global Fixed Income Fund

---------------------------------------------------------------------------------------------------------------
Retirement Financial Services Inc          0.25%

---------------------------------------------------------------------------------------------------------------
Royal Alliance Associates                  0.30%

---------------------------------------------------------------------------------------------------------------
Sentra Securities                          0.30%

---------------------------------------------------------------------------------------------------------------
Spelman & Co.                              0.30%

---------------------------------------------------------------------------------------------------------------
Sunamerica Securities                      0.30%

---------------------------------------------------------------------------------------------------------------
T. Rowe Price Ret. Plan Services           0.25% of equity funds; 0.15% of fixed income funds except for 0.25%
                                           of Global Fixed Income Fund

---------------------------------------------------------------------------------------------------------------
The Prudential Insurance Company of        0.25%
America

---------------------------------------------------------------------------------------------------------------
The Vanguard Group                         0.25%

---------------------------------------------------------------------------------------------------------------
The Variable Ann. Life Ins Co              0.35%

---------------------------------------------------------------------------------------------------------------
UBS Financial Services                     0.30%

---------------------------------------------------------------------------------------------------------------
UMB Bank                                   0.25% of equity funds; 0.15% of fixed income funds except for 0.25%
                                           of global fixed income fund

---------------------------------------------------------------------------------------------------------------
Union Bank of California                   0.20% of equity funds; 0.10% of fixed income funds except for 0.20%
                                           of Global Fixed Income Fund

---------------------------------------------------------------------------------------------------------------
USAA Investment Management Co              0.30% of equity funds; 0.20% of fixed income funds

---------------------------------------------------------------------------------------------------------------
VALIC                                      0.40%

---------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                   0.30%

---------------------------------------------------------------------------------------------------------------
Wells Fargo Bank MN, N.A.                  0.35%

---------------------------------------------------------------------------------------------------------------
Wells Fargo Retirement Plan Services       0.35%

---------------------------------------------------------------------------------------------------------------

                 Fee Arrangement for the Sale of Advisor Class


---------------------------------------------------------------------------------------------------------------

Dealer name                             Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
---------------------------------------------------------------------------------------------------------------
American General Ret. Services          0.75% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc                0.75%, provided, however, that the fee will be 0.25% with respect to the
                                        Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than Invesco Services
---------------------------------------------------------------------------------------------------------------
Ceridian Retirement Services
                                        Standard 12b-1 plus Sub-TA fees: 0.20%
---------------------------------------------------------------------------------------------------------------
First Union National Bank
                                        (i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan recordkeeper from a party unaffiliated with First
                                        Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform

---------------------------------------------------------------------------------------------------------------
GoldK                                   0.70% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.
                                        0.75% of equity funds; 0.50% of fixed income funds
---------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC                   0.50% for all except Global Fixed Income, Emerging Markets, & Japan
                                        Equity; Sub TA fees 0.20%
---------------------------------------------------------------------------------------------------------------
Marshall & Ilsely Trust Co., NA         Standard 12b-1 plus 0.20% Sub TA
---------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                0.50% and 1% finders fee on the gross of all new contributions
---------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                 0.75%
---------------------------------------------------------------------------------------------------------------
PFPC Inc.                               0.75%
---------------------------------------------------------------------------------------------------------------
Prudential Investment Management        0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit Suisse
Services, LLC                           Fixed Income Fund
---------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc         o  Standard 12b-1 fee, plus;


                                        o  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                        o  0.10% of an investor's total purchase amount (the "Gross Sales") of all
                                           "Qualifying Shares" of the Funds


                                        o  additional payments between 0.02% and 0.05% annually
---------------------------------------------------------------------------------------------------------------
Raymond James Financial Services,       o   Standard 12b-1 fee, plus;
Inc.
                                        o  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                  o    0.10% of an investor's total purchase amount (the "Gross Sales") of all
                                       "Qualifying Shares" of the Funds

                                  o     additional payments between 0.02% and 0.05% annually
---------------------------------------------------------------------------------------------------------------
VALIC                             0.75% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------
Vertical Management Systems       Standard 12b-1 plus 0.15% Sub TA
---------------------------------------------------------------------------------------------------------------

               Fee Arrangement for the Sale of Classes A, B and C


----------------------------------------------------------------------------------------------------------------------

Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)

----------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                   In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account

----------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.      Standard compensation for each class plus additional 0.15%. In addition, each Fund pays a one-time set-up fee of $5,000 and an annual maintenance fee of $2,500. Annualized fee in amount of $12.00 for each
                                         Fund position in a Matrix level 3 Networking account.

----------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.            In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05%
                                         annually)

----------------------------------------------------------------------------------------------------------------------
Legg Mason Wood Walker                   Standard compensation plus up to 0.05% of the aggregate value of Fund shares held

----------------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                    12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL

----------------------------------------------------------------------------------------------------------------------
Morgan Stanley DW Inc.                   o    Standard 12b-1 fee, plus;

                                         o    0.20% of an investor's total purchase amount:  (i) in Morgan
                                              Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer

                                         o    0.05% per year of the total value of all "Qualifying Shares"
--------------------------------------  ------------------------------------------------------------------------------
National Investor Service Corp           Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter

----------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc          o    Standard 12b-1 fee, plus;

                                         o    $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                         o    0.10% of an investor's total purchase amount (the "Gross Sales") of all "Qualifying Shares" of the Funds

                                         o    additional payments between 0.02% and 0.05% annually
----------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.   o    Standard 12b-1 fee, plus;

                                         o    $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                         o    0.10% of an investor's total purchase amount (the "Gross Sales") of all "Qualifying Shares" of the Funds

                                         o    additional payments between 0.02% and 0.05% annually
----------------------------------------------------------------------------------------------------------------------
Sungard Investment                       0.25% for servicing fee plus 0.10% for sub-accounting fee
Products Inc.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
UBS Financial Services                     Standard fees plus .05% of all sales of fund shares during a year that
                                           Agreement is in effect excluding sales of Fund shares in InsightOne,
                                           PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and
                                           .075% of the net asset value of all fixed income shares in UBS-FS accounts. We will be billed for Networking fees at a rate of $12/year per account

----------------------------------------------------------------------------------------------------------------------

        Fee Arrangement for the Sale of Class A Shares With Load Waived


------------------------------------------------------------------------------------------------------------------------

Dealer name                                  Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)

------------------------------------------------------------------------------------------------------------------------
American General Ret. Services               0.50%

------------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc.                    0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than Invesco Services

------------------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)                 For certain funds: 0.40% on average net assets plus 0.20% on net in-
                                             flows from the FIIOC plans; for other funds: 0.25% of average net assets

------------------------------------------------------------------------------------------------------------------------
Fiserv Trust Company                         12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the
                                             Distributor or Adviser will pay to Service Provider a total of (1) 12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark Investment
                                             Services, Inc.

------------------------------------------------------------------------------------------------------------------------
GE Financial Trust Company                   The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%

------------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                          0.50%

------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Retirement Plan Services         0.45%
LLC

------------------------------------------------------------------------------------------------------------------------
Mercer HR Outsourcing LLC                    0.50%

------------------------------------------------------------------------------------------------------------------------
MetLife Securities, Inc.                     0.25% and an additional 0.15% for equity funds, and an additional
                                             0.15% for fixed income funds following the first twelve months of investment; plus a monthly "finders fee" according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to
                                             $50,000,000; 0.25% above $50,000,000

------------------------------------------------------------------------------------------------------------------------
National Financial Services                  0.30 + additional .10 for assets under Retirement FundsNetwork plus
                                             Annual Maintenance fee per Fund (based on December brokerage month end assets.) $4500 (<$2.5 million); $3000 ($2.5 - $5.0 million);
                                             and $0 (>$5.0 million.)

------------------------------------------------------------------------------------------------------------------------
NYLIM Service Company LLC                    0.40%

------------------------------------------------------------------------------------------------------------------------
Pershing                                     Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived)
                                             shares: (a) 0.15% of average daily net assets.

------------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                      0.50%

------------------------------------------------------------------------------------------------------------------------
PFPC Inc.                                    0.50%

------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prudential Investment Management             0.30%
Services LLC

--------------------------------------------------------------------------------
Union Bank of California, N.A.               0.50%

--------------------------------------------------------------------------------
Wachovia Bank, NA                            0.50%

--------------------------------------------------------------------------------
Wachovia Securities, LLC                     0.30%

--------------------------------------------------------------------------------

      Fee Arrangements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S")

                  Class A, B and C, Common and Advisor Classes

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

      o     One-time account set-up fee of $50,000.

      o     Class A, B or C Shares:

            o A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

            o An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;* o An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

            o     An  annual  fee of  0.10%  on net  assets  held  in the  ERISA
                  Accounts.


      o     Class C Shares:

            o Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).

            o Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.


      o     Common Class (and certain Institutional) Shares:*

            o     An annual feex of 0.10% on net assets in ERISA Accounts; and,

            o An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

      o Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the "Plans"):

            o $16 of Processing Fee annually per each position of each Fund in a Plan;

            o A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

            o With respect to the Fund shares held by Plans through the "Investment Only Trading Platform," a fee of 0.10% of the average daily net assets.

* The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

Fee Arrangements with Pershing

                  Class A, B and C, Common and Advisor Classes

o Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

o Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation ("NSCC").

o Under the "Clearance-Fee-Waiver-Program," Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

o     Under the "FundVest Program," Pershing is paid the following compensation:
      (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares, less (b) $5,000 per quarter.

o Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares:
      (a) 0.15% of average daily net assets.


o With respect to Cash Reserve Fund, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.65 fee per shareholder statement.

               Credit Suisse Institutional Money Market Fund, Inc.


With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of 0.10% of average daily net assets of Class A shares of the Fund for which Pershing performs shareholder servicing and (c) a fee of 0.05% of average daily net assets of Class B and Class C Shares of the Fund for which Pershing performs shareholder servicing.

Fee Arrangements with Sungard Institutional Brokerage Inc.

               Credit Suisse Institutional Money Market Fund, Inc.


With respect to the Credit Suisse Institutional Money Market Fund, Sungard Institutional Brokerage Inc. is paid a fee of 0.04% of average daily net assets of the Fund for which Sungard Institutional Brokerage Inc. performs shareholder servicing. As consideration for the services SIBI provides with respect to pre-existing accounts, SIBI is paid annual sum of 0.01% of the average daily net assets held in pre-existing accounts.

Fee Arrangements with Mellon Bank, N.A.

      Credit Suisse Institutional Money Market Fund Inc. - Prime Portfolio

Mellon Bank, N.A. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held on behalf of the clients in an account for which Mellon Bank, N.A. is providing shareholder servicing.

FEE ARRANGEMENTS WITH

FIDELITY BROKERAGE SERVICES LLC AND NATIONAL FINANCIAL SERVICES LLC

                                  COMMON CLASS

o Start Up Fee: $15,000 (Waived if Fund/Agent has already paid a one time Start Up Fee to NFS)

o CUSIP Addition Fee: $6,000 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment, which are added to the transaction fee program;

     $0.00 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment which are added to the No Transaction Fee program

o    Asset Based Fee:

     (a) For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund equal to 0.35 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS, excluding the value of (i) shares held in a brokerage account prior to the effective date of the Agreement as to the Fund issuing such shares ("Pre-Participating Assets") and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the Fund/Agent issuing such shares. The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as "Participating Assets".

o    Maintenance Fees:

     (a) Networking Fees: For each Fund which participates in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS:

     (i) an annual networking per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent.

                  Position Levels*         Per Position Fee (annual)
                  ----------------         -------------------------
                  500,000+                 $10.00 ($2.50 quarterly)
                  250,000-500,000          $11.00 ($2.75 quarterly)
                  0-250,000                $12.00 ($3.00 quarterly)

                  *Position levels include all eligible NTF and transaction fee positions

                  Each separate Fund position that is considered in the calculation of the 0.35 percent per annum Asset Based Fee paid to NFS is not subject to the Networking Per Position Fee; and

     (ii) effective July 1, 2006, a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The Monthly Minimum Fee will be reduced by the amount of Asset Based Fees or Per Position Fees that are generated during the same period.

      Or

     (b)  Effective July 1, 2006 - Omnibus Fees for Transaction Fee Funds

     (i) For each Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent

                  Position Levels          Per Position Fee (annual)
                  ---------------          -------------------------
                  500,000+                 $14.00 ($3.50 quarterly)
                  250,000-500,000          $15.00 ($3.75 quarterly)
                  0-250,000                $16.00 ($4.00 quarterly)

     (ii) a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all fund shares subject to the Agreement as of the current month-end by the total number of Funds subject to the Agreement). The Monthly Minimum Fee will be reduced by the amount of Per Position Fees that are generated during the same period.

     Or

     (c)  Effective July 1, 2006 - Omnibus Fees for No Transaction Fee Funds

          Each No Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system will be subject to a per Fund monthly minimum maintenance fee of $1,000.00. NFS will not charge Fund/Agent the $1,000.00 NTF Monthly Minimum Fee for any Fund if the average assets per Fund exceed $3.5 million (As measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The NTF Monthly Minimum Fee will be reduced by the amount of the Asset Based Fee generated during the same period.